SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                 May 30, 2000            May 15, 2000


                         Sport Supply Group, Inc.
         (Exact name of registrant as specified in its charter)



   Delaware                     1-10704           75-2241783
(State or other               (Commission File    (IRS Employer
jurisdiction of                Number)            Identification No.)
incorporation)


           1901 Diplomat Drive, Farmers Branch, Texas  75234
          (Address of principal executive offices) (Zip Code)

           Registrant's telephone number, including area code:
                           (972) 484-9484


                           Not Applicable
     (Former name or former address, if changed since last report)

Item 5.  Other Events

     Incorporated herein by reference is a press release attached hereto as Exhibit 5(a) and previously released by Registrant through media sources concerning, among other things, approval from the New York Stock Exchange for the continued listing of Sport Supply Group,Inc. on the Exchange.

Exhibits Index:

Description of Exhibit
5(a) Press Release

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Sport Supply Group, Inc.


Date:  May 30, 2000        By: /s/ John P. Walker
                               John P. Walker
                               President